EXHIBIT 10.1


                                FOURTH AMENDMENT
                                       TO
                                CREDIT AGREEMENT
                                (REVOLVING LOAN)


         THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (Revolving Loan) ("AMENDMENT AGREEMENT") is made May 22, 2002 to be effective as of the Effective Date, by and among Cenex Harvest States Cooperatives, a Minnesota cooperative corporation ("BORROWER"), CoBank, ACB ("COBANK") as the Bid Agent, Lead Arranger, and as the Administrative Agent for the benefit of the present and future Syndication Parties (in that latter capacity "ADMINISTRATIVE AGENT"), Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank International", New York Branch ("RABOBANK"), SunTrust Bank ("SUNTRUST"), Deere Credit, Inc. ("DEERE"), and Credit Lyonnais New York Branch ("CREDIT Lyonnais"), as Syndication Agents, and the Syndication Parties signatory hereto, including CoBank, Rabobank, SunTrust, Deere, and Credit Lyonnais, in such capacity, (each a "SYNDICATION PARTY" and collectively, the "SYNDICATION PARTIES").

                                    RECITALS

         A. Borrower, CoBank, St. Paul Bank for Cooperatives, and certain of the present Syndication Parties entered into a Credit Agreement (Revolving Loan) (as amended "CREDIT AGREEMENT") dated as of June 1, 1998. The Credit Agreement provided for a 364-Day Facility and a 5-Year Facility.

         B. The Credit Agreement was amended by the First Amendment to Credit Agreement (Revolving Loan) effective as of May 28, 1999 ("FIRST AMENDMENT"), by the Second Amendment to Credit Agreement (Revolving Loan) dated as of May 23, 2000 ("SECOND AMENDMENT"), and by the Third Amendment to Credit Agreement (Revolving Loan) dated as of May 23, 2001 ("THIRD AMENDMENT").

         C. CoBank, as Administrative Agent, gave written notification ("RENEWAL NOTICE") to those Syndication Parties which had an Individual 364-Day Commitment seeking (i) a renewal of their respective Individual 364-Day Commitments and
(ii) consent to an extension of the 364-Day Maturity Date pursuant to the provisions of Section 16.9 of the Credit Agreement.

         D. Certain of the Syndication Parties have provided the Administrative Agent with written notice of their agreement to continue to maintain Individual 364-Day Commitments, and one or more institutions, which were not Syndication Parties prior to the date hereof, have agreed to become Syndication Parties as indicated on Schedule A hereto and by their execution of this Amendment Agreement and by their execution of a Syndication Adoption Agreement.

         E. The parties hereto desire to amend the Credit Agreement to renew the 364-Day Facility and to make certain other changes to the Credit Agreement as hereinafter set forth.

         NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, including the mutual promises and agreements contained herein, the parties hereto hereby agree as follows:


1. DEFINITIONS. Capitalized terms used herein without definition shall have the definition given to them in the Credit Agreement if defined therein.

2. RENEWAL OF INDIVIDUAL 364-DAY COMMITMENTS. The Syndication Parties hereby agree to renew or agree to acquire their respective Individual 364-Day Commitments in the amounts set forth beneath their names and signatures on the signature pages hereto and as set forth in Schedule 1 hereto.

3. AMENDMENTS TO CREDIT AGREEMENT. The parties hereto agree that the Credit Agreement shall be amended as follows as of the Effective Date:

         3.1 Subsection 1.42 shall be amended in its entirety to read as follows:

         1.42 CONSOLIDATED CURRENT ASSETS: the total current assets of Borrower and its Consolidated Subsidiaries as measured in accordance with GAAP.

         3.2 Subsection 1.43 shall be amended in its entirety to read as follows:

         1.43 CONSOLIDATED CURRENT LIABILITIES: the total current liabilities of Borrower and its Consolidated Subsidiaries as measured in accordance with GAAP.

         3.3 Subsection 1.44 shall be amended in its entirety to read as follows:

         1.44 CONSOLIDATED FUNDED DEBT: all indebtedness for borrowed money of the Borrower and its Consolidated Subsidiaries, in each case maturing by its terms more than one year after, or which is renewable or extendible for a period ending one year or more after, the date of determination, and shall include Debt of such maturity created or assumed by the Borrower or any Consolidated Subsidiary either directly or indirectly, including obligations of such maturity secured by liens upon property of the Borrower or its Consolidated Subsidiaries and upon which such entity customarily pays the interest, and all rental payments under capitalized leases of such maturity.

         3.4 Subsection 1.156 shall be amended in its entirety to read as follows:

                  1.156 364-DAY MATURITY DATE: May 21, 2003.

         3.5 Section 13.6 is amended in its entirety to read as follows:

                  13.6 LOANS. Borrower shall not (nor shall it permit any of its Restricted Subsidiaries to) lend or advance money, credit, or property to any Person, except for (a) loans to Restricted Subsidiaries; (b) trade credit extended in the ordinary course of business; (c) loans made by Borrower to its members on open account maintained by such members with Borrower or made by Borrower to its members pursuant to its Affiliate Financing CoBank Participation Program; provided that (i) the aggregate principal amount of all such loans outstanding at any time shall not exceed $200,000,000.00, and (ii) the aggregate outstanding principal amount of all such loans retained by Borrower shall not exceed $50,000,000.00; (d) loans made by Fin-Ag, Inc. to agricultural producers, provided that (i) the aggregate outstanding principal amount of all such loans at any time shall not exceed $125,000,000.00, (ii) at all times prior to December 1, 2001, the aggregate outstanding principal amount of all such loans retained by Fin-Ag, Inc. shall not exceed $38,000,000.00, and (iii) at all times on and after December 1, 2001, the aggregate outstanding principal amount of all such loans retained by Fin-Ag, Inc. shall not exceed $25,000,000.00.

         3.6 Section 13.7 is amended in its entirety to read as follows:

         13.7 MERGER; ACQUISITIONS; BUSINESS FORM; ETC. Borrower shall not merge (nor shall it permit any of its Restricted Subsidiaries to) or consolidate with any entity, or acquire all or substantially all of the assets of any person or entity, or form or create any new subsidiary (other than a Restricted Subsidiary formed by Borrower) or affiliate, change its business form from a cooperative corporation, or commence operations under any other name, organization, or entity, including any joint venture; provided, however,

         (a) The foregoing shall not prevent any consolidation, acquisition, or merger if after giving effect thereto:

                  (i) The book value of Borrower and its subsidiaries does not increase due to all such mergers, consolidations or acquisitions by an aggregate amount in excess of $50,000,000 in any fiscal year of Borrower;

                  (ii) Borrower is the surviving entity; and

                  (iii) No Event of Default or Potential Default shall have occurred and be continuing.

         (b) The foregoing shall not prevent Borrower from forming or creating any new subsidiary or affiliate provided:

                  (i) The Investment in such subsidiary or affiliate does not violate any provision of Section 13.8 hereof; and

                  (ii) Such subsidiary or affiliate shall not acquire all or substantially all of the assets of any Person except through an acquisition, consolidation, or merger satisfying the requirements of clause (a) of this Section.

         3.7 Clause (j) of Section 13.8 (and only that clause), is amended in its entirety to read as follows:

                  (j) Investments, in addition to those permitted by clauses (a) through (i) above, in an aggregate amount not exceeding
         $140,000,000.00.

         3.8 Schedule 1 is replaced in its entirety by the Schedule 1 attached hereto.

         3.9 Schedule 2 is replaced in its entirety by the Schedule 2 attached hereto.

4. BORROWER'S REPRESENTATIONS. Borrower hereby represents and warrants that, after giving effect to this Amendment Agreement and the transactions contemplated hereby, no Potential Default or Event of Default has occurred and is continuing under the Credit Agreement or other Loan Documents.

5. EFFECTIVE DATE. This Amendment Agreement shall become effective on May 22, 2002 ("EFFECTIVE DATE"), so long as on or before that date the Administrative Agent receives (a) an original copy of this Amendment Agreement (or original counterparts thereof) duly executed by each party hereto, (b) a Syndication Adoption Agreement (or original counterparts thereof) duly executed by each party identified on Schedule A hereto, (c) each required new or replacement Promissory Note, (d) a copy of a resolution of Borrower's board of directors, certified to by Borrower's corporate secretary, which authorizes execution of this Amendment Agreement; (e) an opinion of Borrower's counsel in all respects acceptable to the Administrative Agent; and (f) payment by wire transfer of (i) the fees described in Section 6 hereof and (ii) reimbursement for each of the costs, expenses described in Section 7 hereof. Upon the satisfaction of all conditions precedent hereto, the Administrative Agent will notify each party hereto in writing and will provide copies of all appropriate documentation in connection herewith.

6. UP-FRONT FEE. Borrower agrees to pay to the Administrative Agent, for distribution among the Syndication Parties, the Up-Front Fee calculated in the manner previously disclosed to Borrower by the Administrative Agent, based on Individual 364-Day Commitments and the Individual 5-Year Commitments, as both are shown on the signature pages hereto.

7. COSTS; EXPENSES AND TAXES. Borrower agrees to reimburse the Administrative Agent on demand for all out-of-pocket costs, expenses and charges (including, without limitation, all fees and charges of external legal counsel for the Administrative Agent) incurred by the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment Agreement and any other instruments and documents to be delivered hereunder.

8. GENERAL PROVISIONS.

         8.1 The Credit Agreement, except as expressly modified herein, shall continue in full force and effect and be binding upon the parties thereto.

         8.2 Borrower agrees to execute such additional documents as the Administrative Agent may require, including, without limitation, new and/or replacement Notes, to carry out or evidence the purposes of this Amendment Agreement.

         8.3 The execution, delivery and effectiveness of this Amendment Agreement shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Syndication Party under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents, and the Credit Agreement, as expressly modified hereby, and each of the other Loan Documents, are hereby ratified and confirmed and shall continue in full force and effect and be binding upon the parties thereto. Any direct or indirect reference in the Loan Documents to the "Credit Agreement" shall be deemed to be a reference to the Credit Agreement as amended by this Amendment Agreement. Any direct or indirect reference in the Loan Documents to a "Syndication Party" or to the "Syndication Parties" shall be deemed to be a reference to the Syndication Parties shown on Schedule 1 to this Amendment Agreement.

9. GOVERNING LAW. This Amendment Agreement shall be governed by and construed in accordance with the laws of the State of Colorado.

10. COUNTERPARTS. This Amendment Agreement may be executed in any number of counterparts and by different parties to this Amendment Agreement in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Telefax copies of documents or signature pages bearing original signatures, and executed documents or signature pages delivered by telefax, shall, in each such instance, be deemed to be, and shall constitute and be treated as, an original signed document or counterpart, as applicable.

                    [EXECUTION PAGES BEGIN ON THE NEXT PAGE]

         IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to Credit Agreement (Revolving Loan) to be executed by their duly authorized officers as of the Effective Date.

                                  BORROWER:

                                  CENEX HARVEST STATES COOPERATIVES, a
                                  cooperative corporation formed under the laws of the State of Minnesota

                                  By:
                                      ---------------------------------------
                                  Name: John Schmitz
                                  Title: Chief Financial Officer

                                  ADMINISTRATIVE AGENT, LEAD
                                  ARRANGER, AND BID AGENT:

                                  COBANK, ACB

                                  By:
                                      ---------------------------------------
                                  Name:
                                  Title: Vice President

                                  SYNDICATION AGENT:

                                  COOPERATIEVE CENTRALE RAIFFEISEN-
                                  BOERENLEENBANK B.A., "RABOBANK INTERNATIONAL", NEW YORK BRANCH

                                  By:
                                      ---------------------------------------
                                  Name:
                                        -------------------------------------
                                  Title:
                                         ------------------------------------

                                  By:
                                      ---------------------------------------
                                  Name:
                                        -------------------------------------
                                  Title:
                                         ------------------------------------

                                  SYNDICATION AGENT:

                                  SUNTRUST BANK

                                  By:
                                      ---------------------------------------
                                  Name:
                                        -------------------------------------
                                  Title:
                                         ------------------------------------

                                  SYNDICATION AGENT:

                                  DEERE CREDIT, INC.

                                  By:
                                      ---------------------------------------
                                  Name:
                                        -------------------------------------
                                  Title:
                                         ------------------------------------

                                  SYNDICATION AGENT:

                                  CREDIT LYONNAIS NEW YORK BRANCH

                                  By:
                                      ---------------------------------------
                                  Name:
                                        -------------------------------------
                                  Title:
                                         ------------------------------------

                                  SYNDICATION PARTIES:

                                  COBANK, ACB



                                  By:
                                      ---------------------------------------
                                  Name:
                                        -------------------------------------
                                  Title: Vice President

                                  Contact Name: __________
                                  Title: Vice President
                                  Address:   5500 So. Quebec Street
                                             Greenwood Village, CO 80111
                                  Phone No.: 303/694-5838
                                  Fax No.: 303/694-5830
                                  Individual 364-Day Commitment: $177,000,000.00 Individual 5-Year Commitment: $61,666,667.00 Payment Instructions:
                                        CoBank, ACB
                                        ABA #: 307088754
                                        Acct. Name: CoBank, ACB
                                        Account No.: 22274433
                                        Attn: Marshall Allen
                                        Reference: Cenex Harvest States

                                  SYNDICATION PARTIES:

                                  INTESABCI, NEW YORK BRANCH



                                  By:
                                      ---------------------------------------
                                  Name:
                                        -------------------------------------
                                  Title:
                                         ------------------------------------

                                  By:
                                      ---------------------------------------
                                  Name:
                                        -------------------------------------
                                  Title:
                                         ------------------------------------

                                  Contact Name: Antonio Di Maggio
                                  Title: Vice President
                                  Address:   One William Street
                                             New York, NY 10004
                                  Phone No.: 212/607-3862
                                  Fax No.: 212/527-8777
                                  Individual 364-Day Commitment: $10,000,000.00 Individual 5-Year Commitment: $8,333,333.00 Payment Instructions:
                                        Pay by FED WIRE
                                        ABA# - 026005319
                                        For account of IntesaBci New York
                                         Branch
                                        Attn: Loan Dept./Ms. Castrogiovanni
                                        Ref: CHS Cooperatives

                                  SYNDICATION PARTIES:

                                  CREDIT AGRICOLE INDOSUEZ



                                  By:
                                      ---------------------------------------
                                  Name:
                                        -------------------------------------
                                  Title:
                                         ------------------------------------


                                  By:
                                      ---------------------------------------
                                  Name:
                                        -------------------------------------
                                  Title:
                                         ------------------------------------


                                  Contact Name: Theodore D. Tice
                                  Title: Vice President
                                  Address:   55 E. Monroe Street
                                             Chicago, IL 60603-5702
                                  Phone No.: 312/917-7463
                                  Fax No.: 312/372-3455
                                  Individual 364-Day Commitment: $0.00
                                  Individual 5-Year Commitment: $16,666,667.00
                                  Payment Instructions:
                                        Citibank - New York, New York
                                        ABA# - 021-000-089
                                        Acct. Name: Credit Agricole Indoseuz
                                         Chgo Branch
                                        Account No.: 36023853
                                        Swift Code: CITIUS33
                                        Ref: Cenex Harvest States

                                  SYNDICATION PARTIES:

                                  SUNTRUST BANK



                                  By:
                                      ---------------------------------------
                                  Name:
                                        -------------------------------------
                                  Title: Director


                                  By:
                                      ---------------------------------------
                                  Name:
                                        -------------------------------------
                                  Title:
                                         ------------------------------------


                                  Contact Name:  Kurt Morris
                                  Title: Director
                                  Address:   303 Peachtree Street N.E.
                                             Third Floor
                                             Atlanta, GA 30308
                                  Phone No.: 404/658-4807
                                  Fax No.: 404/230-5305
                                  Individual 364-Day Commitment: $38,000,000.00 Individual 5-Year Commitment: $8,333,333.00 Payment Instructions:
                                        SunTrust Bank
                                        ABA# - 061000104
                                        Acct. Name: Corporate Banking
                                         Operations General Ledger Account
                                        Account No.: 9088000112
                                        Ref: Cenex Harvest States Cooperatives

                                  SYNDICATION PARTIES:

                                  BNP PARIBAS


                                  By:
                                      ---------------------------------------
                                  Name: Guillaume de la Ville
                                  Title: Vice President


                                  By:
                                      ---------------------------------------
                                  Name: Marcie Weiss
                                  Title: Managing Director

                                  Contact Name: Guillaume de la Ville
                                  Title: Vice President
                                  Address:   919 Third Avenue
                                             New York, NY 10022
                                  Phone No.: 212/841-2067
                                  Fax No.: 212/841-2536
                                  Individual 364-Day Commitment: $38,000,000.00 Individual 5-Year Commitment: $13,333,333.00 Payment Instructions:
                                        BNP Paribas - New York
                                        ABA# - 026-007-689
                                        Acct. Name: Loan Servicing Clearing
                                         Account
                                        Account No.: 1 03 13 000 103
                                        Reference: Cenex Harvest States
                                  Operations Contact:
                                        Pedro Rivera
                                        Phone: 212/471-6631
                                        Fax: 212/471-6695

                                  SYNDICATION PARTIES:

                                  COOPERATIEVE CENTRALE RAIFFEISEN-
                                  BOERENLEENBANK B.A., "RABOBANK INTERNATIONAL", NEW YORK BRANCH



                                  By:
                                      ---------------------------------------
                                  Name:
                                        -------------------------------------
                                  Title:
                                         ------------------------------------


                                  By:
                                      ---------------------------------------
                                  Name:
                                        -------------------------------------
                                  Title:
                                         ------------------------------------


                                  Contact Name: Tom Kelly
                                  Title: Vice President
                                  Address:   300 South Wacker Drive
                                             Suite 3500
                                             Chicago, IL 60606-6610
                                  Phone No.: 312/408-8222
                                  Fax No.: 312/408-8240
                                  Individual 364-Day Commitment: $38,000,000.00 Individual 5-Year Commitment: $13,333,333.00 Payment Instructions:
                                        The Bank of New York
                                         (New York, NY 10167)
                                        ABA# - 021 000 018
                                        Acct. Name: Rabobank Nederland
                                        Account No.: 802 6002 533
                                        Attn: Clemencia Stewart
                                        Ref: Cenex Harvest States

                                  SYNDICATION PARTIES:

                                  THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                  CHICAGO BRANCH



                                  By:
                                      ---------------------------------------
                                  Name: Patrick McCue
                                  Title:  Vice President & Manager


                                  Contact Name: Patrick McCue
                                  Title: Vice President & Manager
                                  Address:   601 Carlson Parkway, Suite 370
                                             Minnetonka, MN  55305
                                  Phone No.: 952/473-5090
                                  Fax No.: 952/473-5152

                                  Loan Administration Contact Name:
                                  Janice Hennig
                                  Address:   227 West Monroe Street
                                             Suite 2300
                                             Chicago, Illinois 60606
                                  Phone No.: 312/696-4710
                                  Fax No.: 312/696-4532

                                  Individual 364-Day Commitment: $22,000,000.00 Individual 5-Year Commitment: $8,333,333.00 Payment Instructions:
                                        The Federal Reserve Bank of Chicago
                                        ABA# - 071002341
                                        Acct. Name: The Bank of Tokyo-
                                         Mitsubishi, Ltd.
                                        Attention: Loan Administration
                                        Ref: Cenex Harvest States Cooperatives

                                  SYNDICATION PARTIES:

                                  CREDIT LYONNAIS NEW YORK BRANCH



                                  By:
                                      ---------------------------------------
                                  Name: Attila Koc
                                  Title: Senior Vice President


                                  Contact Name: Julie T. Kanak
                                  Title: Vice President
                                  Address:   227 W. Monroe Street
                                             Suite 3800
                                             Chicago, IL 60606

                                  Phone No.: 312/220-7302
                                  Fax No.: 312/641-0527
                                  Individual 364-Day Commitment: $38,000,000.00 Individual 5-Year Commitment: $0.00
                                  Payment Instructions:
                                        Credit Lyonnais New York
                                        ABA# - 0260-0807-3
                                        A/C #: 01.881793701
                                        Acct. Name:
                                        Attention:
                                        Ref:

                                  SYNDICATION PARTIES:

                                  WELLS FARGO BANK, NATIONAL ASSOCIATION



                                  By:
                                      ---------------------------------------
                                  Name:
                                        -------------------------------------
                                  Title:
                                         ------------------------------------



                                  By:
                                      ---------------------------------------
                                  Name:
                                        -------------------------------------
                                  Title:
                                         ------------------------------------


                                  Contact Name: Allison Gelfman
                                  Title: Vice President
                                  Address:   Sixth and Marquette
                                             MAC-N9305-031
                                             Minneapolis, MN 55479-0085
                                  Phone No.: 612/316-1402
                                  Fax No.: 612/667-2276
                                  Individual 364-Day Commitment: $25,000,000.00 Individual 5-Year Commitment: $8,333,333.00 Payment Instructions:
                                        Wells Fargo Bank National Association
                                        ABA# - 091000019
                                        Acct. Name: Commercial Loan Clearing
                                         Account
                                        Account No.: 840165
                                        Ref: Cenex Harvest States

                                  SYNDICATION PARTIES:

                                  DZ BANK AG DEUTSCHE ZENTRAL-
                                  GENOSSNESCHAFTSBANK, FRANKFURT AM MAIN,
                                  (FORMERLY DG BANK DEUTSCHE GENOSSENSCHAFTSBANK
                                  AG)



                                  By:
                                      ---------------------------------------
                                  Name:
                                        -------------------------------------
                                  Title:
                                         ------------------------------------


                                  By:
                                      ---------------------------------------
                                  Name:
                                        -------------------------------------
                                  Title:
                                         ------------------------------------


                                  Contact Name: James A. Kyprios
                                  Title: Vice President
                                  Address:   609 Fifth Avenue
                                             New York, NY 10017
                                  Phone No.: 212/745-1562
                                  Fax No.: 212/745-1556
                                  Individual 364-Day Commitment: $0.00
                                  Individual 5-Year Commitment: $13,333,333.00
                                  Payment Instructions:
                                        (1) CHIPS Payments:
                                            Bank of New York
                                             for Account of DG Bank, NY
                                            Account No. 8900433876
                                            Ref: Cenex Harvest States

                                        (2) Federal Reserve Payments:
                                            Bank of New York
                                            ABA #021000018
                                            Account Name: DG Bank, NY
                                            Account No. 8900433876
                                            Ref: Cenex Harvest States

                                  SYNDICATION PARTIES:

                                  U.S. BANK NATIONAL ASSOCIATION



                                  By:
                                      ---------------------------------------
                                  Name:
                                        -------------------------------------
                                  Title:
                                         ------------------------------------

                                  Contact Name: Kathi L. Hatch
                                  Title: Commercial Banking Associate
                                  Address:   %U.S. Bancorp Ag Credit, Inc.
                                             950 17th Street, #330
                                             Denver, CO 80202
                                  Phone No.: 303/585-4926
                                  Fax No.: 303/585-4732
                                  Individual 364-Day Commitment: $18,000,000.00 Individual 5-Year Commitment: $8,333,333.00 Payment Instructions:
                                        U.S. Bank National Association
                                        Portland, OR.
                                        ABA# - 123000220
                                        Acct. Name: U.S. Bancorp Ag Credit, Inc.
                                        Account No.: 00340012160600
                                        PL-7 Commercial Loan Servicing West
                                        Attn: Participation Specialist
                                        Ref: Cenex Harvest States #63490-61459

                                  SYNDICATION PARTIES:

                                  AGFIRST, FCB



                                  By:
                                      ---------------------------------------
                                  Name: Bruce B. Fortner
                                  Title: Vice President


                                  Contact Name: Bruce B. Fortner
                                  Title: Vice President
                                  Address: 1401 Hampton Street, P.O. Box 1499 Columbia, SC 29201
                                  Phone No.: 803/799-5000 x457
                                  Fax No.: 803/254-4219
                                  Individual 364-Day Commitment: $38,000,000.00 Individual 5-Year Commitment: $8,333,333.00 Payment Instructions:
                                        AgFirst Farm Credit Bank
                                        ABA# - 053905974
                                        Acct. Name: AgFirst FCB
                                        Account No.: N/A
                                        Attn: N/A
                                        Ref: Cenex Harvest States Coop

                                  SYNDICATION PARTIES:


                                  NATEXIS BANQUES POPULAIRES, NEW YORK BRANCH



                                  By:
                                      ---------------------------------------
                                  Name: Cliff A. Niebling
                                  Title: Vice President, Commodities Group


                                  Contact Name: Cliff A. Niebling
                                  Title: Vice President, Commodities Group
                                  Address:   1251 Avenue of the Americas
                                             New York, NY 10020
                                  Phone No.: 212/872-5133
                                  Fax No.: 212/872-5162
                                  Individual 364-Day Commitment: $28,000,000.00 Individual 5-Year Commitment: $0.00
                                  Payment Instructions:
                                        Chase Manhattan Bank, NY, NY
                                        ABA# - 021-000-021
                                        Acct. Name: Natexis Banques Populaires,
                                         New York Branch
                                        Account No.: 544-7-75330
                                        Attn: Lordes Nieves
                                        Ref: Cenex Harvest States Cooperatives

                                  SYNDICATION PARTIES:

                                  BANK OF AMERICA, N.A., FORMERLY BANK OF
                                  AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION



                                  By:
                                      ---------------------------------------
                                  Name: David L. Catherall
                                  Title: Vice President


                                  Contact Name: David L. Catherall
                                  Title: Vice President
                                  Address:   231 South La Salle Street, 10th
                                              Floor
                                             Chicago, IL 60697
                                  Phone No.: 312/828-7169
                                  Fax No.: 312/987-1276
                                  Individual 364-Day Commitment: $0.00
                                  Individual 5-Year Commitment: $31,666,667.00
                                  Payment Instructions:
                                        Bank of America, N.A.
                                        ABA - 111000012
                                        Acct. Name: Credit Services
                                        Attention: Karen Dumond
                                        Ref: Cenex Harvest States Cooperatives

                                  SYNDICATION PARTIES:

                                  NATIONAL CITY BANK OF INDIANA



                                  By:
                                      ---------------------------------------
                                  Name:
                                        -------------------------------------
                                  Title:
                                         ------------------------------------


                                  Contact Name:
                                  Title:
                                  Address:

                                  Phone No.:
                                  Fax No.:
                                  Individual 364-Day Commitment: $13,000,000.00 Individual 5-Year Commitment: $0.00
                                  Payment Instructions:
                                        Bank _____
                                        ABA -
                                        Acct. Name:
                                        Attention:
                                        Ref: Cenex Harvest States Cooperatives

                                  SYNDICATION PARTIES:

                                  DEERE CREDIT, INC.


                                  By:
                                      ---------------------------------------
                                  Name: Jack W. Harris
                                  Title: Manager Credit
                                         Operations/Administration


                                  Contact Name: Jack W. Harris
                                  Title: Manager Credit
                                         Operations/Administration
                                  Address:   6400 NW 86th Street
                                             P.O. Box 6650-Dept 140
                                             Johnston, IA 50131-6650
                                  Phone No.: 515/267-4349
                                  Fax No.: 515/267-4020
                                  Individual 364-Day Commitment: $38,000,000.00 Individual 5-Year Commitment: $0.00
                                  Payment Instructions:
                                        Bank: Bank One
                                        Bank Address: Chicago, IL
                                        ABA - 071000013
                                        Acct. Name: Deere Credit Services
                                        Account Number - 51-52135
                                        Ref: Cenex Harvest States Cooperatives


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


                                  SYNDICATION PARTIES:

                                  HARRIS TRUST AND SAVINGS BANK



                                  By:
                                      ---------------------------------------
                                  Name:
                                        -------------------------------------
                                  Title:
                                         ------------------------------------


                                  Contact Name: Robert H. Wolohan
                                  Title: Vice President
                                  Address:   111 W. Monroe Street
                                             20th Floor West
                                             Chicago, IL 60603
                                  Phone No.: 312/461-6049
                                  Fax No.: 312/293-4280
                                  Individual 364-Day Commitment: $29,000,000.00 Individual 5-Year Commitment: $0.00
                                  Payment Instructions:
                                        Bank: Harris Trust and Savings Bank,
                                         Chicago, IL
                                        ABA#: 071000288
                                        Credit Account #1092154 Credit Services
                                        Notify: Robert Nelson 461-3118
                                        Ref: Cenex Harvest States Cooperatives


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